Exhibit 99.1

Spider Digital Technology Ltd. and Starlink AI Acquisition Corporation Announce Definitive Business Combination Agreement

Proposed transaction would take Spider Digital’s cryptocurrency mining pool business public in the United States

Singapore and New York, Oct. 30, 2026 (GLOBE NEWSWIRE) -- Starlink AI Acquisition Corporation (NYSE: OTAI) (“Starlink AI” or “Acquiror”) and Spider Digital Technology Ltd. (“Spider Digital” or the “Company”), an operator of a cryptocurrency mining pool powered by proprietary technology, today announced that they have entered into a definitive business combination agreement dated October 30, 2026 (the “Definitive Agreement”).

The Definitive Agreement was entered into by Starlink AI, Spider Digital, Spider Digital Technology Group (“PubCo”), Spider Digital Merger Ltd, a direct wholly owned subsidiary of PubCo (“Merger Sub I”), and StarLink AI Merger Ltd, a direct wholly owned subsidiary of PubCo (“Merger Sub II”). Upon completion of the proposed business combination (the “Business Combination”), Spider Digital and Starlink AI would become wholly owned subsidiaries of PubCo, which is expected to become a publicly listed company in the United States, subject to applicable listing requirements and approvals.

Management Commentary

Mr. Chen Hua, Chairman, Chief Executive Officer and Founder of Spider Digital, commented, “Over the years, we have built our mining pool business on proprietary technology, operational experience and a strong technical team. We believe this proposed Business Combination represents an important milestone for Spider Digital which could provide a platform to broaden our market presence, pursue new growth opportunities and build long-term value for our shareholders.”

Mr. Gus Liu, Chairman of the Board and Chief Executive Officer of Starlink AI, commented, “We are pleased to enter into the Definitive Agreement with Spider Digital, a company with established technical capabilities and a track record in cryptocurrency mining pool operations. We believe the proposed transaction offers an opportunity to support Spider Digital’s next stage of development and create long-term value for shareholders as the Company seeks to enter the U.S. public markets.”

Transaction Overview

The Definitive Agreement assigns Spider Digital a valuation of US$250 million for purposes of determining the merger consideration.

Pursuant to the Definitive Agreement, Merger Sub I will merge with and into Spider Digital, followed by the merger of Merger Sub II with and into Starlink AI. Spider Digital and Starlink AI will each survive their respective mergers as wholly owned subsidiaries of PubCo.

Completion of the proposed Business Combination is subject to approval by the shareholders of both Starlink AI and Spider Digital, the effectiveness of PubCo’s registration statement on Form F-4, NYSE listing approval and other customary closing conditions.

Additional information regarding the Business Combination, including a copy of the Definitive Agreement, will be included in a Current Report on Form 8-K to be filed by Starlink AI with the U.S. Securities and Exchange Commission (the “SEC”) and will be available at www.sec.gov.

Advisors

Ekberg, Fagre & Seem LLP is acting as U.S. legal advisor to Starlink AI. Ogier is acting as Cayman Islands legal advisor to Starlink AI. DLA Piper UK LLP is acting as U.S. legal advisor to Spider Digital. Appleby is acting as Cayman Islands legal advisor to Spider Digital.

About Starlink AI Acquisition Corporation

Starlink AI is a blank check company incorporated as a Cayman Islands exempted company for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Starlink AI’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region. For more information, please visit: https://www.starlinkai.cloud/.

About Spider Digital Technology Ltd.

Headquartered in Singapore, Spider Digital is a technology company dedicated to blockchain research and ecosystem development. Since its inception, leveraging its technological capabilities, transparent payout mechanisms and high-quality user service, Spider Digital has concentrated on cryptocurrency mining pool operations and quickly emerged as one of the leading mining pool service providers globally. Spider Digital operates its own proprietary mining pool system and maintains independent block generation capabilities. It does not share mining pool control rights or hashrate scheduling authority with third-party operators, allowing it to maintain direct oversight of pool operations, technology development, and resource allocation.

For more information, please visit: https://www.spiderpool.com/.

Important Information Regarding the Transaction and Where to Find It

This communication is provided for informational purposes only and contains information with respect to the proposed Business Combination between Acquiror, the Company, PubCo, Merger Sub I, and Merger Sub II.

In connection with the proposed Business Combination, PubCo intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC, which will include a proxy statement to Starlink AI shareholders and a prospectus for the registration of PubCo’s securities. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be sent to all Starlink AI shareholders as of the record date to be established for voting on the proposed Business Combination and will contain important information about the proposed Business Combination and related matters. Shareholders of Starlink AI and other interested persons are advised to read these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about Acquiror, the Company, PubCo and the proposed Business Combination. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination.

Before making any voting decision, investors and security holders of Acquiror are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed Business Combination.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Acquiror and PubCo through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Acquiror, the Company, PubCo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Acquiror’s shareholders in connection with the proposed Business Combination. A list of the names of the directors and executive officers of Acquiror and PubCo, as well as information regarding their interests in the Business Combination, will be contained in the Registration Statement to be filed with the SEC by PubCo. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the benefits of the proposed Business Combination, the anticipated timing of the proposed Business Combination, the services offered by Spider Digital and the markets in which it operates, and Spider Digital’s projected future results. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: the risk that the proposed Business Combination may not be completed by Starlink AI’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Starlink AI; the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the adoption of the Definitive Agreement by the shareholders of Starlink AI and Spider Digital; the satisfaction of the minimum net tangible assets amount following redemptions by Starlink AI’s public shareholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the Definitive Agreement; the effect of the announcement or pendency of the transaction on Spider Digital’s business relationships, performance, and business generally; risks that the proposed Business Combination disrupts current plans or operations of Spider Digital; the outcome of any legal proceedings that may be instituted against Spider Digital or Starlink AI related to the business combination agreement or the proposed business combination; the ability to obtain approval for the listing of PubCo’s ordinary shares on the NYSE and to maintain such listing following completion of the Business Combination; after the closing of the proposed Business Combination, the price of PubCo’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which PubCo will operate, variations in performance across competitors, changes in laws and regulations affecting Spider Digital Technology Group’s business and changes in its capital structure; the volatility of the prices of digital assets and of mining economics; the evolving and uncertain legal and regulatory environment applicable to digital asset businesses and mining pools in the jurisdictions in which Spider Digital operates or may operate; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities provided by the business combination; its ability to attract, integrate, and retain key personnel; risks related to its growth strategy; and the parties’ ability to obtain, perform under and maintain financing and strategic agreements and relationships. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding Starlink AI’s business are described in detail in Starlink AI’s SEC filings which are available on the SEC’s website at www.sec.gov, including in Starlink AI’s registration statement on Form S-1 (File No. 333-292878), filed with the SEC and updated by Starlink AI’s subsequent filings with the SEC. These forward-looking statements speak only as of the date hereof, and each of Starlink AI, Spider Digital and PubCo expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions, or circumstances on which any such statement is based, except as required by law.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

For more information, please contact:

Spider Digital Technology Ltd.

Chen Hua

Email: ir@spiderpool.com

Starlink AI Acquisition Corporation

Gus Liu

Email: hengsenburgliu@gmail.com

Ascent Investor Relations LLC

Tina Xiao

Phone: +1-646-932-7242

Email: investors@ascent-ir.com